UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 11, 2023

Peakstone Realty Trust
(Exact name of registrant as specified in its charter)
Commission File Number:  001-41686
Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 606-3200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common shares, $0.001 par value per share	PKST	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 13, 2023, Peakstone Realty Trust (the “Company”) entered into the Eighth Amended and Restated Limited Partnership Agreement (the “Eighth A&R LPA”) of PKST OP, L.P., the Company’s operating partnership. The Eighth A&R LPA reflects, among other things, (i) provisions allowing for the issuance of LTIP units, (ii) a single class of common units following the listing of the Company’s common shares and (iii) the redemption of the previously outstanding Series A preferred units. Otherwise, the Eighth A&R LPA contains the same material terms as the Seventh Amended and Restated Limited Partnership Agreement of the OP, as amended (which terms are described in the section entitled “Our Operating Partnership Agreement” in the Company’s Registration Statement on Form S-11 filed September 18, 2017 and supplemented by Item 1.01 of the Company’s Current Report on Form 8-K dated April 29, 2019 and Item 1.01 of the Company’s Current Report on Form 8-K dated February 27, 2023, which descriptions are incorporated herein by reference). The foregoing summary is qualified in its entirety by the terms of the Eighth A&R LPA, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2023, the Company filed Articles of Amendment to the Company’s charter (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland to reflect (i) the automatic conversion of the Company’s outstanding common shares into a single class and (ii) the redemption of the Company’s Series A Cumulative Perpetual Convertible Preferred Shares of Beneficial Interest. The Articles of Amendment became effective on April 13, 2023.  The foregoing summary is qualified in its entirety by the terms of the Articles of Amendment, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 7.01.	Regulation FD Disclosure.

On April 17, 2023, the Company is posting to the Investors section of its website (www.pkst.com) an updated set of frequently asked questions.
The information under this Item 7.01 in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
Exhibit No.	Description
10.1	Eighth Amended and Restated Limited Partnership Agreement of PKST OP, L.P., dated April 13, 2023
10.2	Articles of Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Peakstone Realty Trust

Date: April 17, 2023	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer